UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 29, 2020, The Bank of New York Mellon Corporation (the “Company”) issued a press release regarding the results of the 2020 Comprehensive Capital Analysis and Review and the Dodd-Frank Act Stress Test. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, except for the contents of the Company’s website referenced in Exhibit 99.1 which are not incorporated into this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the information contained in the press release attached hereto as Exhibit 99.1 may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, the Company’s capital plan, including expectations with respect to the repurchase of shares of outstanding common stock, the level of dividend distributions, the capital base and the Company’s ability to meet regulatory requirements and performance. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2019, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and the Company’s other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K and the press release speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement to reflect events or circumstances after the date on which such forward-looking statement is made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of The Bank of New York Mellon Corporation, dated June 29, 2020

104	Cover Page Interactive Data file – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: June 30, 2020	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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